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                                                                      EXHIBIT 21

                 SUNAMERICA INC. AND CONSOLIDATED SUBSIDIARIES

                              LIST OF SUBSIDIARIES

List of subsidiaries and certain other affiliates with percentage of voting securities owned by SunAmerica Inc. or SunAmerica Inc.'s subsidiary which is the immediate parent.

                                                   PERCENTAGE OF VOTING
                                                   SECURITIES OWNED BY
                                                   COMPANY OR COMPANY'S
                                                   SUBSIDIARY WHICH IS THE
NAME OF COMPANY                                    IMMEDIATE PARENT
----------------                                   -------------------------
ARIZONA CORPORATIONS:                                       %
   Anchor National Life Insurance Company                   100
   SunAmerica Life Insurance Company of America             100
   SunAmerica National Life Insurance Company               100

CALIFORNIA CORPORATIONS:
   CalFarm Life Insurance Company                           100
   Imperial Premium Finance of California, Inc.             100

COLORADO CORPORATION:
   Resources Trust Company                                  100

DELAWARE CORPORATIONS:
   Royal Alliance Associates, Inc.                          100
   SunAmerica Asset Management Corp.                        100
   SunAmerica Capital Services, Inc.                        100
   SunAmerica Capital Trust I                               100
   SunAmerica Capital Trust II                              100
   SunAmerica Capital Trust III                             100
   SunAmerica Capital Trust IV                              100
   SunAmerica Capital Trust V                               100
   SunAmerica Capital Trust VI                              100
   SunAmerica Fund Services, Inc.                           100
   Imperial Premium Finance, Inc.                           100
   SunAmerica Securities, Inc.                              100

GEORGIA CORPORATION:
   SunAmerica Financial, Inc.                               100

MICHIGAN CORPORATION:
   Ford Life Insurance Company                              100

NEW YORK CORPORATIONS:
   Advantage Capital Corporation                            100
   First SunAmerica Life Insurance Company                  100